Boston Private Financial Holdings, Inc. Reports Third Quarter 2017 Results
Third Quarter Highlights:

•	Total Revenue increased 8% year-over-year driven by a 14% increase in Net Interest Income and a 3% increase in Total Core Fees and Income.

•	Average Total Deposits increased 8% year-over-year to $6.4 billion, and Average Total Loans increased 10% year-over-year to $6.4 billion.

•	Total Assets Under Management/Advisory (“AUM”) increased 8% year-over-year to $29.8 billion.

•	Annualized Return on Average Common Equity for the quarter was 9.9% and annualized Return on Average Tangible Common Equity for the quarter was 13.2%.
Boston, MA - October 18, 2017 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported third quarter 2017 GAAP Net Income Attributable to the Company of $19.8 million, compared to $23.4 million for the second quarter of 2017 and $19.6 million for the third quarter of 2016. Third quarter 2017 diluted earnings per share were $0.22, compared to $0.27 in the second quarter of 2017, and $0.22 in the third quarter of 2016.
“Our Company demonstrated good underlying business performance during the third quarter,” said Clayton G. Deutsch, CEO. “Our Private Bank delivered strong year-over-year revenue growth driven by double-digit net interest income growth and core Net Interest Margin expansion. Our Wealth Management & Trust segment recorded a fourth consecutive quarter of improvement in net flows and a second consecutive quarter of positive EBITDA, while our Wealth Advisory and Investment Management segments delivered sequential earnings improvement and margins above our targets.”

Core Fees and Income/Assets Under Management
Total Core Fees and Income for the third quarter were $39.1 million, a 5% increase on a linked quarter basis and a 3% increase year-over-year. The increase reflects higher levels of AUM in the Wealth Management & Trust, Investment Management, and Wealth Advisory segments on both a linked quarter basis and year-over-year basis. Private Banking fees increased linked quarter, while decreasing year-over-year due to changes in swap fee income.
AUM was $29.8 billion at the end of the third quarter, an increase of 2% from the previous quarter and 8% year-over-year. AUM increased due to positive market action, partially offset by negative net flows. The Company experienced net flows of negative $109 million during the third quarter, compared to negative $180 million and negative $336 million in the second quarter of 2017 and third quarter of 2016, respectively. During the third quarter, net flows by segment were $114 million for Wealth Management & Trust, negative $152 million for Investment Management, and negative $71 million for Wealth Advisory.
Net Interest Income
Net Interest Income for the third quarter was $56.6 million, a decrease of 1% from $57.1 million for the second quarter of 2017 and an increase of 14% from $49.9 million for the third quarter of 2016.  The current quarter includes $0.1 million of interest recovered on previous nonaccrual loans compared to $2.0 million for the second quarter and $0.3 million for the third quarter of 2016. Excluding interest recovered on previous nonaccrual loans, Net Interest Income on an FTE basis increased 2% linked quarter and 14% year-over-year.
Net Interest Margin was 3.02% for the third quarter of 2017, a decrease of 5 basis points from the second quarter of 2017 and an increase of 14 basis points from the third quarter of 2016. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin for the third quarter was 3.02%, an increase of 5 basis points from the second quarter of 2017 and an increase of 16 basis points from the third quarter of 2016.
Total Operating Expense
Total Operating Expense for the third quarter of 2017 was $69.3 million, up 2% linked quarter from $67.8 million and 12% year-over-year primarily due to increased compensation expense and technology initiatives.
Provision and Asset Quality
The Company recorded a provision credit of $0.4 million for the third quarter of 2017, compared to a provision credit of $6.1 million for the second quarter of 2017 and $0.1 million for the third quarter of 2016. The provision credit in the third quarter of 2017 was due to net recoveries and improved loss factors, partially offset by an increase in Criticized Loans and loan growth.
Criticized Loans as of September 30, 2017 were $146.0 million, an increase of 13% linked quarter and a decrease of 8% year-over-year. Nonaccrual Loans (“Nonaccruals”) as of September 30, 2017 were $13.6 million, a decrease of 16% linked quarter and 17% year-over-year. As a percentage of Total Loans, Nonaccruals were 21 basis points as of September 30, 2017, down 5 basis points compared to June 30, 2017, and down 7 basis points from September 30, 2016.
Additional credit metrics are listed below:

(In millions)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Total Criticized Loans	$146.0	$129.5	$135.1	$118.5	$158.8
Total Loans 30-89 Days Past Due and Accruing (13)	$5.3	$3.2	$28.7	$15.1	$4.6
Total Net Loans (Charged-off)/ Recovered	$0.3	$3.1	$0.1	$1.5	$2.1
Allowance for Loan Losses/ Total Loans	1.17%	1.19%	1.25%	1.28%	1.32%
Capital Ratios
The Company's capital ratios are listed below:

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
BPFH Ratios:
Total Risk-Based Capital *	14.3%	14.1%	13.8%	13.9%	14.0%
Tier I Risk-Based Capital *	13.0%	12.9%	12.6%	12.6%	12.7%
Tier I Leverage Capital *	9.4%	9.3%	9.2%	9.4%	9.5%
TCE/TA (4)	7.4%	7.4%	7.0%	7.1%	7.4%
Tier I Common Equity/ Risk Weighted Assets *	10.4%	10.3%	10.0%	10.0%	10.0%
*September 30, 2017 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of third quarter 2017 earnings, the Board of Directors of the Company declared a cash dividend to common shareholders of $0.11 per share. The record date for this dividend is November 3, 2017, and the payment date is November 17, 2017.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is November 15, 2017, and the payment date is December 15, 2017.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.
These non-GAAP financial measures include tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision income; total operating expense excluding intangibles, goodwill impairment, and restructuring; the efficiency ratio (FTE basis); the efficiency ratio (FTE basis) excluding amortization of intangibles, goodwill impairment, and restructuring; net income attributable to the Company excluding notable items; diluted earnings per share excluding notable items; and net interest income and net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as core net interest margin.
A detailed reconciliation table of the Company's GAAP to non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, October 19, 2017, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 5396726

Replay Information:
Available from October 19, 2017 at 12 noon until October 26, 2017
Dial In #: (877) 344-7529
Conference Number: 10112880
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management, Trust, and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Florida, and Wisconsin. The Company has total assets of approximately $8 billion, and manages over $29 billion of client assets.
The Company's affiliates serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management, wealth advisory, and trust activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$110,440	$97,032	$165,186	$106,557	$67,631
Investment securities available-for-sale	1,189,827	1,188,720	1,256,208	1,264,132	1,249,578
Investment securities held-to-maturity	84,090	99,024	98,424	93,079	98,881
Stock in Federal Home Loan Bank and Federal Reserve Bank	61,714	45,568	50,133	44,077	36,084
Loans held for sale	1,957	2,870	350	3,464	5,316
Total loans	6,413,201	6,279,928	6,250,217	6,114,354	5,869,498
Less: Allowance for loan losses	74,873	75,009	78,031	78,077	77,669
Net loans	6,338,328	6,204,919	6,172,186	6,036,277	5,791,829
Other real estate owned (“OREO”)	—	—	—	1,690	1,800
Premises and equipment, net	36,546	34,135	32,974	31,827	32,089
Goodwill	142,554	142,554	142,554	142,554	152,082
Intangible assets, net	22,447	23,873	25,299	26,725	28,267
Fees receivable	12,560	12,639	12,230	13,400	11,185
Accrued interest receivable	21,823	20,680	20,790	20,479	18,062
Deferred income taxes, net	46,088	49,827	53,686	55,460	39,319
Other assets	201,024	185,805	185,100	130,753	149,427
Total assets	$8,269,398	$8,107,646	$8,215,120	$7,970,474	$7,681,550
Liabilities:
Deposits	$6,262,347	$6,381,339	$6,246,620	$6,085,146	$5,812,243
Deposits held for sale	—	—	—	—	105,788
Securities sold under agreements to repurchase	59,903	29,232	67,249	59,624	77,466
Federal funds purchased	70,000	40,000	—	80,000	125,000
Federal Home Loan Bank borrowings	812,773	618,989	885,445	734,205	522,681
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Other liabilities	127,069	115,088	110,310	119,683	134,322
Total liabilities	7,438,455	7,291,011	7,415,987	7,185,021	6,883,863
Redeemable Noncontrolling Interests (“RNCI”)	15,882	17,216	17,232	16,972	16,199
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares	84,082	84,015	84,134	83,732	83,195
Additional paid-in capital	606,802	602,507	602,748	597,454	597,209
Retained earnings	76,455	66,807	53,510	47,929	39,415
Accumulated other comprehensive income/ (loss)	(4,823)	(6,038)	(10,237)	(12,548)	10,134
Total Company’s shareholders’ equity	810,269	795,044	777,908	764,320	777,706
Noncontrolling interests	4,792	4,375	3,993	4,161	3,782
Total shareholders’ equity	815,061	799,419	781,901	768,481	781,488
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$8,269,398	$8,107,646	$8,215,120	$7,970,474	$7,681,550

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$58,096	$57,736	$53,636	$51,499	$50,074
Taxable investment securities	1,569	1,592	1,670	1,592	1,537
Non-taxable investment securities	1,664	1,655	1,606	1,520	1,444
Mortgage-backed securities	3,267	3,495	3,504	3,290	3,079
Federal funds sold and other	916	831	600	508	469
Total interest and dividend income	65,512	65,309	61,016	58,409	56,603
Interest expense:
Deposits	5,356	4,949	4,531	4,152	4,163
Federal Home Loan Bank borrowings	2,657	2,489	2,111	1,987	1,929
Junior subordinated debentures	761	716	671	674	591
Repurchase agreements and other short-term borrowings	111	10	61	77	49
Total interest expense	8,885	8,164	7,374	6,890	6,732
Net interest income	56,627	57,145	53,642	51,519	49,871
Provision/ (credit) for loan losses	(432)	(6,114)	(181)	(1,128)	(138)
Net interest income after provision/ (credit) for loan losses	57,059	63,259	53,823	52,647	50,009
Fees and other income:
Investment management fees	11,274	11,081	10,839	12,408	10,717
Wealth advisory fees	13,279	12,961	12,823	12,568	12,750
Wealth management and trust fees	11,619	11,161	10,826	11,031	10,826
Other banking fee income	2,726	1,964	1,694	2,387	3,447
Gain on sale of loans, net	169	59	138	105	156
Total core fees and income	39,067	37,226	36,320	38,499	37,896
Gain/ (loss) on sale of investments, net	230	237	19	2	273
Gain/ (loss) on OREO, net	—	—	(46)	(110)	137
Gain on sale of offices	—	—	—	2,862	—
Other	970	555	213	2,705	1,706
Total other income	1,200	792	186	5,459	2,116
Total revenue	96,894	95,163	90,148	95,477	89,883
Operating expense:
Salaries and employee benefits	45,168	43,493	45,825	39,669	40,924
Occupancy and equipment	11,283	10,779	10,649	10,039	9,521
Professional services	3,308	3,106	3,314	2,756	2,290
Marketing and business development	2,216	1,971	1,660	2,022	1,623
Contract services and data processing	1,608	1,641	1,580	1,743	1,865
Amortization of intangibles	1,426	1,426	1,426	1,542	1,568
Impairment of goodwill	—	—	—	9,528	—
FDIC insurance	647	879	766	727	722
Restructuring	—	—	—	—	—
Other	3,690	4,526	3,560	3,817	3,157
Total operating expense	69,346	67,821	68,780	71,843	61,670
Income before income taxes	27,980	33,456	21,549	24,762	28,351
Income tax expense	8,289	9,963	6,553	7,247	8,652
Net income from continuing operations	19,691	23,493	14,996	17,515	19,699
Net income from discontinued operations (1)	1,186	1,063	1,632	1,184	1,047
Net income before attribution to noncontrolling interests	20,877	24,556	16,628	18,699	20,746
Less: Net income attributable to noncontrolling interests	1,074	1,150	966	1,147	1,110
Net income attributable to the Company	$19,803	$23,406	$15,662	$17,552	$19,636

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Nine Months Ended
	September 30, 2017	September 30, 2016
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$169,468	$149,851
Taxable investment securities	4,831	4,638
Non-taxable investment securities	4,925	4,234
Mortgage-backed securities	10,266	9,126
Federal funds sold and other	2,347	1,381
Total interest and dividend income	191,837	169,230
Interest expense:
Deposits	14,836	12,420
Federal Home Loan Bank borrowings	7,257	6,021
Junior subordinated debentures	2,148	1,753
Repurchase agreements and other short-term borrowings	182	117
Total interest expense	24,423	20,311
Net interest income	167,414	148,919
Provision/ (credit) for loan losses	(6,727)	(5,806)
Net interest income after provision/ (credit) for loan losses	174,141	154,725
Fees and other income:
Investment management fees	33,194	32,002
Wealth advisory fees	39,063	38,013
Wealth management and trust fees	33,606	32,950
Other banking fee income	6,384	9,662
Gain on sale of loans, net	366	562
Total core fees and income	112,613	113,189
Gain/ (loss) on sale of investments, net	486	519
Gain/ (loss) on OREO, net	(46)	417
Other	1,738	704
Total other income	2,178	1,640
Total revenue	282,205	263,748
Operating expense:
Salaries and employee benefits	134,486	124,098
Occupancy and equipment	32,711	29,036
Professional services	9,728	8,820
Marketing and business development	5,847	5,604
Contract services and data processing	4,829	5,281
Amortization of intangibles	4,278	4,740
FDIC insurance	2,292	2,757
Restructuring	—	2,017
Other	11,776	10,757
Total operating expense	205,947	193,110
Income before income taxes	82,985	76,444
Income tax expense	24,805	23,716
Net income from continuing operations	58,180	52,728
Net income from discontinued operations (1)	3,881	4,357
Net income before attribution to noncontrolling interests	62,061	57,085
Less: Net income attributable to noncontrolling interests	3,190	3,010
Net income attributable to the Company	$58,871	$54,075

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$19,803	$23,406	$15,662	$17,552	$19,636
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(1,146)	(577)	(1,166)	(1,798)	(1,006)
Net Income Attributable to the Common Shareholders, treasury stock method	$18,657	$22,829	$14,496	$15,755	$18,630

End of Period Common Shares Outstanding	84,082,250	84,015,141	84,134,104	83,731,769	83,194,714

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	82,556,225	82,298,493	81,951,179	81,217,391	81,301,499
Weighted average diluted shares outstanding (3)	84,888,311	84,741,680	84,560,918	83,438,137	83,562,283

Diluted Total Earnings per Share	$0.22	$0.27	$0.17	$0.19	$0.22

	Nine Months Ended
PER SHARE DATA:	September 30, 2017	September 30, 2016
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$58,871	$54,075
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(2,889)	(2,265)
Net Income Attributable to the Common Shareholders, treasury stock method	$55,982	$51,810

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	82,270,849	81,280,014
Weighted average diluted shares outstanding (3)	84,741,172	83,430,480

Diluted Total Earnings per Share	$0.66	$0.62

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
FINANCIAL DATA:
Book Value Per Common Share	$9.13	$8.95	$8.73	$8.61	$8.82
Tangible Book Value Per Share (4)	$7.16	$6.97	$6.73	$6.59	$6.65
Market Price Per Share	$16.55	$15.35	$16.40	$16.55	$12.83

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$7,703,000	$7,429,000	$7,260,000	$7,008,000	$7,334,000
Investment Managers	11,083,000	10,901,000	10,907,000	10,571,000	10,176,000
Wealth Advisory	10,992,000	10,744,000	10,579,000	9,989,000	10,028,000
Less: Inter-company Relationship	(11,000)	(11,000)	(11,000)	(11,000)	(11,000)
Total Assets Under Management and Advisory	$29,767,000	$29,063,000	$28,735,000	$27,557,000	$27,527,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	9.86%	9.86%	9.52%	9.64%	10.17%
Tangible Common Equity/ Tangible Assets (4)	7.43%	7.37%	7.04%	7.07%	7.38%
Tier I Common Equity/ Risk Weighted Assets (4)	10.42%	10.28%	9.97%	10.00%	10.02%
Allowance for Loan Losses/ Total Loans	1.17%	1.19%	1.25%	1.28%	1.32%
Allowance for Loan Losses/ Nonaccrual Loans	550%	464%	373%	451%	471%
Return on Average Assets - Three Months Ended (Annualized)	0.96%	1.15%	0.79%	0.89%	1.03%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	9.87%	12.12%	8.26%	9.07%	10.20%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	13.24%	16.27%	11.43%	12.75%	14.30%
Efficiency Ratio - Three Months Ended (6)	68.06%	67.69%	72.45%	61.87%	65.04%

DEPOSIT DETAIL:
Demand deposits (noninterest-bearing)	$1,850,833	$1,935,622	$1,772,854	$1,753,648	$1,770,631
NOW	636,013	631,973	620,280	578,657	557,482
Savings	74,333	69,892	74,293	74,162	73,480
Money market	3,009,779	3,055,642	3,176,472	3,102,048	2,879,952
Certificates of deposit	691,389	688,210	602,721	576,631	530,698
Total Deposits	$6,262,347	$6,381,339	$6,246,620	$6,085,146	$5,812,243

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	09/30/17	06/30/17	09/30/16	09/30/17	06/30/17	09/30/16	09/30/17	06/30/17	09/30/16
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$353,374	$363,166	$372,852	$1,569	$1,592	$1,537	1.77%	1.75%	1.65%
Non-taxable investment securities (9)	295,727	294,836	271,864	2,559	2,546	2,221	3.46%	3.45%	3.27%
Mortgage-backed securities	631,052	653,201	629,748	3,267	3,495	3,079	2.07%	2.14%	1.96%
Federal funds sold and other	146,285	199,230	152,892	916	831	469	2.47%	1.66%	1.20%
Total Cash and Investments	1,426,438	1,510,433	1,427,356	8,311	8,464	7,306	2.33%	2.24%	2.05%
Loans (10):
Commercial and Industrial (9)	994,388	987,144	1,065,787	10,001	9,773	10,626	3.94%	3.92%	3.90%
Commercial Real Estate (9)	2,381,583	2,358,409	1,976,327	25,579	26,433	19,860	4.20%	4.43%	3.93%
Construction and Land	113,562	119,366	117,183	1,415	1,377	1,263	4.88%	4.56%	4.22%
Residential	2,567,044	2,489,072	2,300,392	20,423	19,574	17,812	3.18%	3.15%	3.10%
Home Equity	106,744	109,942	122,505	1,128	1,085	1,105	4.19%	3.96%	3.59%
Other Consumer	187,184	195,384	182,315	1,554	1,526	1,154	3.29%	3.13%	2.52%
Total Loans	6,350,505	6,259,317	5,764,509	60,100	59,768	51,820	3.73%	3.79%	3.55%
Total Earning Assets	7,776,943	7,769,750	7,191,865	68,411	68,232	59,126	3.48%	3.49%	3.25%
LESS: Allowance for Loan Losses	75,166	80,614	76,424
Cash and due From Banks (Non-Interest Bearing)	42,031	42,166	39,301
Other Assets	455,820	450,703	445,517
TOTAL AVERAGE ASSETS	$8,199,628	$8,182,005	$7,600,259
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (10):
NOW	$630,282	$640,378	$551,085	$189	$172	$120	0.12%	0.11%	0.09%
Savings	71,900	71,505	76,999	16	15	25	0.09%	0.08%	0.13%
Money Market	3,065,059	3,173,768	2,922,687	3,436	3,244	2,877	0.44%	0.41%	0.39%
Certificates of Deposit	671,992	665,668	560,546	1,715	1,518	1,141	1.01%	0.91%	0.81%
Total Interest-Bearing Deposits (14)	4,439,233	4,551,319	4,111,317	5,356	4,949	4,163	0.48%	0.44%	0.40%
Junior Subordinated Debentures	106,363	106,363	106,363	761	716	591	2.80%	2.67%	2.17%
FHLB Borrowings and Other	736,035	703,149	624,528	2,768	2,499	1,978	1.47%	1.41%	1.24%
Total Interest-Bearing Liabilities	5,281,631	5,360,831	4,842,208	8,885	8,164	6,732	0.66%	0.61%	0.55%
Non-interest Bearing Demand Deposits (10) (14)	1,966,479	1,899,916	1,824,548
Payables and Other Liabilities	121,288	106,657	135,901
Total Average Liabilities	7,369,398	7,367,404	6,802,657
Redeemable Noncontrolling Interests	21,634	21,075	19,504
Average Shareholders' Equity	808,596	793,526	778,098
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$8,199,628	$8,182,005	$7,600,259
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$59,526	$60,068	$52,394
LESS: FTE Adjustment (9)				2,899	2,923	2,523
Net Interest Income (GAAP Basis)				$56,627	$57,145	$49,871
Interest Rate Spread							2.82%	2.88%	2.70%
Bank only Net Interest Margin							3.07%	3.12%	2.92%
Net Interest Margin							3.02%	3.07%	2.88%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Nine Months Ended		Nine Months Ended		Nine Months Ended
AVERAGE BALANCE SHEET:	09/30/17	09/30/16	09/30/17	09/30/16	09/30/17	09/30/16
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$369,929	$373,273	$4,831	$4,638	1.74%	1.66%
Non-taxable investment securities (9)	295,195	265,280	7,576	6,512	3.42%	3.27%
Mortgage-backed securities	652,159	594,461	10,266	9,126	2.10%	2.05%
Federal funds sold and other	169,114	160,114	2,347	1,381	1.55%	1.14%
Total Cash and Investments	1,486,397	1,393,128	25,020	21,657	2.21%	2.07%
Loans (10):
Commercial and Industrial (9)	988,449	1,072,051	29,077	32,358	3.88%	3.97%
Commercial Real Estate (9)	2,354,996	1,915,839	75,556	59,216	4.23%	4.06%
Construction and Land	115,629	147,548	4,036	4,367	4.60%	3.89%
Residential	2,494,151	2,262,262	58,988	52,555	3.15%	3.10%
Home Equity	111,423	121,849	3,302	3,260	3.96%	3.57%
Other Consumer	191,550	172,578	4,500	3,193	3.14%	2.47%
Total Loans	6,256,198	5,692,127	175,459	154,949	3.71%	3.60%
Total Earning Assets	7,742,595	7,085,255	200,479	176,606	3.43%	3.30%
LESS: Allowance for Loan Losses	77,957	78,008
Cash and due From Banks (Non-Interest Bearing)	42,006	39,869
Other Assets	436,373	432,005
TOTAL AVERAGE ASSETS	$8,143,017	$7,479,121
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (10):
NOW	$616,054	$549,429	$472	$311	0.10%	0.08%
Savings	72,831	75,958	49	71	0.09%	0.13%
Money Market	3,149,545	2,958,051	9,801	8,615	0.42%	0.39%
Certificates of Deposit	642,820	566,022	4,514	3,423	0.94%	0.81%
Total Interest-Bearing Deposits (14)	4,481,250	4,149,460	14,836	12,420	0.44%	0.40%
Junior Subordinated Debentures	106,363	106,363	2,148	1,753	2.66%	2.17%
FHLB Borrowings and Other	722,087	623,030	7,439	6,138	1.36%	1.29%
Total Interest-Bearing Liabilities	5,309,700	4,878,853	24,423	20,311	0.61%	0.55%
Non-interest Bearing Demand Deposits (10) (14)	1,903,709	1,691,872
Payables and Other Liabilities	115,622	121,601
Total Average Liabilities	7,329,031	6,692,326
Redeemable Noncontrolling Interests	21,341	20,225
Average Shareholders' Equity	792,645	766,570
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$8,143,017	$7,479,121
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$176,056	$156,295
LESS: FTE Adjustment (9)			8,642	7,376
Net Interest Income (GAAP Basis)			$167,414	$148,919
Interest Rate Spread					2.82%	2.75%
Bank only Net Interest Margin					3.06%	2.96%
Net Interest Margin					3.01%	2.92%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
LOAN DATA (11):
Other Commercial and Industrial Loans:
New England	$503,322	$429,598	$458,687	$493,451	$461,201
San Francisco Bay Area	50,686	49,163	55,289	50,578	59,936
Southern California	64,248	62,995	66,378	67,341	67,583
Total Other Commercial and Industrial Loans	$618,256	$541,756	$580,354	$611,370	$588,720
Commercial Tax Exempt Loans:
New England	$320,172	$312,783	$318,137	$317,691	$263,418
San Francisco Bay Area	99,540	91,666	79,517	69,064	69,366
Southern California	11,638	11,708	11,778	11,849	11,918
Total Commercial Tax Exempt Loans	$431,350	$416,157	$409,432	$398,604	$344,702
Total Commercial and Industrial Loans	$1,049,606	957,913	989,786	1,009,974	933,422
Commercial Real Estate Loans:
New England	$988,788	$993,426	$1,017,565	$1,012,284	$987,758
San Francisco Bay Area	698,148	688,751	686,019	637,042	611,224
Southern California	676,223	674,168	665,043	652,918	621,336
Total Commercial Real Estate Loans	$2,363,159	$2,356,345	$2,368,627	$2,302,244	$2,220,318
Construction and Land Loans:
New England	$61,635	$74,919	$58,737	$47,434	$56,268
San Francisco Bay Area	20,893	22,177	28,148	29,629	26,400
Southern California	35,763	33,808	30,122	27,776	16,028
Total Construction and Land Loans	$118,291	$130,904	$117,007	$104,839	$98,696
Residential Loans:
New England	$1,558,587	$1,540,393	$1,508,138	$1,456,592	$1,409,385
San Francisco Bay Area	510,956	488,854	474,294	473,102	476,986
Southern California	531,245	495,978	481,184	450,167	429,719
Total Residential Loans	$2,600,788	$2,525,225	$2,463,616	$2,379,861	$2,316,090
Home Equity Loans:
New England	$72,149	$71,953	$80,904	$87,280	$90,592
San Francisco Bay Area	26,052	28,400	26,006	25,129	23,826
Southern California	9,026	8,196	7,626	6,408	6,851
Total Home Equity Loans	$107,227	$108,549	$114,536	$118,817	$121,269
Other Consumer Loans:
New England	$150,309	$175,644	$175,096	$186,680	$167,140
San Francisco Bay Area	15,302	17,909	17,163	7,517	6,764
Southern California	8,519	7,439	4,386	4,422	5,799
Total Other Consumer Loans	$174,130	$200,992	$196,645	$198,619	$179,703
Total Loans:
New England	$3,654,962	$3,598,716	$3,617,264	$3,601,412	$3,435,762
San Francisco Bay Area	1,421,577	1,386,920	1,366,436	1,292,061	1,274,502
Southern California	1,336,662	1,294,292	1,266,517	1,220,881	1,159,234
Total Loans	$6,413,201	$6,279,928	$6,250,217	$6,114,354	$5,869,498

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
CREDIT QUALITY (11):
Special Mention Loans:
New England	$37,569	$34,538	$21,596	$14,750	$25,248
San Francisco Bay Area	23,898	23,399	23,850	21,901	22,786
Southern California	17,207	4,327	4,350	884	6,278
Total Special Mention Loans	$78,674	$62,264	$49,796	$37,535	$54,312
Accruing Substandard Loans (12):
New England	$8,196	$10,185	$12,157	$10,972	$19,748
San Francisco Bay Area	11,622	6,574	15,824	15,890	19,157
Southern California	33,923	34,339	36,398	36,809	49,148
Total Accruing Substandard Loans	$53,741	$51,098	$64,379	$63,671	$88,053
Nonaccruing Loans:
New England	$7,380	$9,880	$14,407	$10,081	$11,020
San Francisco Bay Area	1,494	1,857	2,312	2,989	3,543
Southern California	4,749	4,439	4,226	4,245	1,928
Total Nonaccruing Loans	$13,623	$16,176	$20,945	$17,315	$16,491
Other Real Estate Owned:
New England	$—	$—	$—	$1,690	$1,800
San Francisco Bay Area	—	—	—	—	—
Southern California	—	—	—	—	—
Total Other Real Estate Owned	$—	$—	$—	$1,690	$1,800
Loans 30-89 Days Past Due and Accruing (13):
New England	$4,664	$3,182	$9,843	$10,311	$2,735
San Francisco Bay Area	430	12	10,111	591	1,018
Southern California	198	—	8,771	4,235	836
Total Loans 30-89 Days Past Due and Accruing	$5,292	$3,194	$28,725	$15,137	$4,589
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$73	$667	$79	$1,120	$1,704
San Francisco Bay Area	206	2,856	35	384	318
Southern California	17	(431)	21	33	32
Total Net Loans (Charged-off)/ Recovered	$296	$3,092	$135	$1,537	$2,054
Loans (Charged-off)/ Recovered, Net for the Nine Months Ended:
New England	$819				$834
San Francisco Bay Area	3,097				4,309
Southern California	(393)				(168)
Total Net Loans (Charged-off)/ Recovered	$3,523				$4,975

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)	Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value and dividends paid on preferred stock.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except share and per share data)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Total Balance Sheet Assets	$8,269,398	$8,107,646	$8,215,120	$7,970,474	$7,681,550
LESS: Goodwill and Intangible Assets, net	(165,001)	(166,427)	(167,853)	(169,279)	(180,349)
Tangible Assets (non-GAAP)	$8,104,397	$7,941,219	$8,047,267	$7,801,195	$7,501,201
Total Shareholders' Equity	$815,061	$799,419	$781,901	$768,481	$781,488
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(165,001)	(166,427)	(167,853)	(169,279)	(180,349)
Total adjusting items	(212,754)	(214,180)	(215,606)	(217,032)	(228,102)
Tangible Common Equity (non-GAAP)	$602,307	$585,239	$566,295	$551,449	$553,386
Total Equity/Total Assets	9.86%	9.86%	9.52%	9.64%	10.17%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.43%	7.37%	7.04%	7.07%	7.38%

Total Risk Weighted Assets *	$5,831,558	$5,765,471	$5,806,853	$5,716,037	$5,534,711
Tier I Common Equity *	$607,822	$592,845	$578,941	$571,663	$554,368
Tier I Common Equity/ Risk Weighted Assets	10.42%	10.28%	9.97%	10.00%	10.02%

End of Period Shares Outstanding	84,082,250	84,015,141	84,134,104	83,731,769	83,194,714

Book Value Per Common Share	$9.13	$8.95	$8.73	$8.61	$8.82
Tangible Book Value Per Share (non-GAAP)	$7.16	$6.97	$6.73	$6.59	$6.65
*     Risk Weighted Assets and Tier I Common Equity for September 30, 2017 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended
(In thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Total average shareholders' equity	$808,596	$793,526	$774,251	$777,466	$778,098
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	760,843	745,773	726,498	729,713	730,345
LESS: Average goodwill and intangible assets, net	(165,766)	(167,204)	(168,681)	(179,535)	(181,191)
Average Tangible Common Equity (non-GAAP)	$595,077	$578,569	$557,817	$550,178	$549,154

Net income attributable to the Company	$19,803	$23,406	$15,662	$17,552	$19,636
LESS: Dividends on Series D preferred stock	(868)	(869)	(869)	(869)	(868)
Common net income (non-GAAP)	18,935	22,537	14,793	16,683	18,768
ADD: Amortization of intangibles, net of tax (35%)	927	927	927	1,002	1,019
Tangible common net income (non-GAAP)	$19,862	$23,464	$15,720	$17,685	$19,787

Return on Average Equity - (Annualized)	9.72%	11.83%	8.20%	8.96%	10.01%
Return on Average Common Equity - (Annualized) (non-GAAP)	9.87%	12.12%	8.26%	9.07%	10.20%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	13.24%	16.27%	11.43%	12.75%	14.30%

	Nine Months Ended
(In thousands)	September 30, 2017	September 30, 2016
Total average shareholders' equity	$792,645	$766,570
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)
Average common equity (non-GAAP)	744,892	718,817
LESS: Average goodwill and intangible assets, net	(167,209)	(182,794)
Average Tangible Common Equity (non-GAAP)	$577,683	$536,023

Net income attributable to the Company	$58,871	$54,075
LESS: Dividends on Series D preferred stock	(2,606)	(2,606)
Common net income (non-GAAP)	56,265	51,469
ADD: Amortization of intangibles, net of tax (35%)	2,781	3,081
Tangible common net income (non-GAAP)	$59,046	$54,550

Return on Average Equity - (Annualized)	9.93%	9.43%
Return on Average Common Equity - (Annualized) (non-GAAP)	10.10%	9.57%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	13.67%	13.61%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision income, total operating expenses excluding amortization of intangibles, goodwill impairment, and restructuring expense, and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision income; from GAAP total operating expense to non-GAAP total operating expense excluding amortization of intangibles, goodwill impairment, and restructuring; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding amortization of intangibles, goodwill impairment, and restructuring, are presented below:

	Three Months Ended
(In thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Income before income taxes (GAAP)	$27,980	$33,456	$21,549	$24,762	$28,351
ADD BACK: Provision/ (credit) for loan losses	(432)	(6,114)	(181)	(1,128)	(138)
Pre-tax, pre-provision income (non-GAAP)	$27,548	$27,342	$21,368	$23,634	$28,213

Total operating expense (GAAP)	$69,346	$67,821	$68,780	$71,843	$61,670
Less: Amortization of intangibles	1,426	1,426	1,426	1,542	1,568
Less: Goodwill impairment	—	—	—	9,528	—
Total operating expense (excluding amortization of intangibles, goodwill impairment, and restructuring) (non-GAAP)	$67,920	$66,395	$67,354	$60,773	$60,102

Net interest income	$56,627	$57,145	$53,642	$51,519	$49,871
Total core fees and income	39,067	37,226	36,320	38,499	37,896
Total other income	1,200	792	186	5,459	2,116
FTE income	2,899	2,923	2,820	2,754	2,523
Total revenue (FTE basis)	$99,793	$98,086	$92,968	$98,231	$92,406
Efficiency Ratio (GAAP)	71.57%	71.27%	76.30%	75.25%	68.61%
Efficiency Ratio, FTE Basis excluding amortization of intangibles, goodwill impairment, and restructuring (non-GAAP)	68.06%	67.69%	72.45%	61.87%	65.04%

	Nine Months Ended
(In thousands)	September 30, 2017	September 30, 2016
Income before income taxes (GAAP)	$82,985	$76,444
ADD BACK: Provision/ (credit) for loan losses	(6,727)	(5,806)
Pre-tax, pre-provision income (non-GAAP)	$76,258	$70,638

Total operating expense (GAAP)	$205,947	$193,110
Less: Amortization of intangibles	4,278	4,740
Less: Restructuring	—	2,017
Total operating expense (excluding amortization of intangibles, goodwill impairment, and restructuring) (non-GAAP)	$201,669	$186,353

Net interest income	$167,414	$148,919
Total core fees and income	112,613	113,189
Total other income	2,178	1,640
FTE income	8,642	7,376
Total revenue (FTE basis)	$290,847	$271,124
Efficiency Ratio (GAAP)	72.98%	73.22%
Efficiency Ratio, FTE Basis excluding amortization of intangibles, goodwill impairment, and restructuring (non-GAAP)	69.34%	68.73%

(7)
The Company uses certain non-GAAP financial measures, such as: net income attributable to the Company excluding notable items and diluted earnings per share excluding notable items to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net income attributable to the Company to non-GAAP net income attributable to the Company excluding notable items and from GAAP diluted earnings per share to non-GAAP diluted earnings per share excluding notable items are presented below:

	Three Months Ended
(In thousands, except share and per share data)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income attributable to the Company (GAAP)	$19,803	$23,406	$15,662	$17,552	$19,636
LESS: Gain on sale of offices	—	—	—	2,862	—
ADD BACK: Impairment of goodwill	—	—	—	9,528	—
Tax effect at 35% statutory rate	—	—	—	(2,333)	—
Net income attributable to the Company excluding notable items (non-GAAP)	$19,803	$23,406	$15,662	$21,885	$19,636

Net Income Attributable to the Common Shareholders, treasury stock method (GAAP)	$18,657	$22,829	$14,496	$15,755	$18,630
LESS: Gain on sale of offices	—	—	—	2,862	—
ADD BACK: Impairment of goodwill	—	—	—	9,528	—
Tax effect at 35% statutory rate	—	—	—	(2,333)	—
Net Income Attributable to the Common Shareholders, treasury stock method, excluding notable items (non-GAAP)	$18,657	$22,829	$14,496	$20,088	$18,630

Weighted average diluted shares outstanding (3)	84,888,311	84,741,680	84,560,918	83,438,137	83,562,283

Diluted Total Earnings per Share (GAAP)	$0.22	$0.27	$0.17	$0.19	$0.22
Diluted Total Earnings per Share, excluding notable items (non-GAAP)	$0.22	$0.27	$0.17	$0.24	$0.22

(8)
The Company uses certain non-GAAP financial measures, such as: net interest income excluding interest recovered on previous nonaccrual loans and net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as core net interest margin, to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net interest income to non-GAAP net interest income excluding interest recovered on previous nonaccrual loans; and from GAAP net interest margin to non-GAAP net interest margin excluding interest recovered on previous nonaccrual loans, are presented below:

	Three Months Ended
(In thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net interest income (GAAP basis)	$56,627	$57,145	$53,642	$51,519	$49,871
ADD: FTE income	2,899	2,923	2,820	2,754	2,523
Net interest income, FTE basis	59,526	60,068	56,462	54,273	52,394
LESS: Interest recovered on previously nonaccrual loans	133	1,971	299	365	343
Net interest income, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	59,393	58,097	56,163	53,908	52,051

Net Interest Margin (FTE basis)	3.02%	3.07%	2.94%	2.88%	2.88%
Net Interest Margin, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP) - also referred to as core Net Interest Margin	3.02%	2.97%	2.92%	2.86%	2.86%

(9)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(10)	Average Loans includes Loans Held for Sale and Nonaccrual Loans. Average Deposits includes Deposits Held for Sale, if any.

(11)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices.

(12)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(13)	At September 30, 2017 June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, the Company had no loans outstanding more than 90 days past due but still on accrual status.

(14)	Average Total Deposits is the sum of Average Total Interest-Bearing Deposits and Average Noninterest Bearing Demand Deposits.